AMENDMENT NUMBER TWO
                                       TO
                                CREDIT AGREEMENT


         This AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this "Amendment"), dated as of March 24, 1997, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement (collectively, the "Lenders"), and BT COMMERCIAL CORPORATION acting as agent for the Lenders (the "Agent"), in light of the following facts:

                                 R E C I T A L S

         A. The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996 (as amended, the "Agreement").

         B. The parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.

                                A G R E E M E N T

         NOW THEREFORE, the parties hereto agree as follows:

         1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

         2. Amendments. The Agreement is hereby amended as follows:

                  (a) Section 8.1 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                           "8.1  Consolidated  Tangible Net Worth.  The Borrower
shall maintain a Consolidated Tangible Net Worth as of the last day of each fiscal quarter of not less than the amount set forth below:

====================================================================================================================
                     Quarter-Ended                                                 Amount
--------------------------------------------------------------------------------------------------------------------
                        6/30/96                                                  $10,900,000
--------------------------------------------------------------------------------------------------------------------
                        9/30/96                                                  $11,500,000
--------------------------------------------------------------------------------------------------------------------
                        12/31/96                                                 $12,100,000
--------------------------------------------------------------------------------------------------------------------
                        3/31/97                                                  $12,300,000

--------------------------------------------------------------------------------------------------------------------
                        6/30/97                                                  $12,900,000
--------------------------------------------------------------------------------------------------------------------
                        9/30/97                                                  $13,700,000
--------------------------------------------------------------------------------------------------------------------
                        12/31/97                                                 $14,100,000
--------------------------------------------------------------------------------------------------------------------
                        3/31/98                                                  $15,000,000
--------------------------------------------------------------------------------------------------------------------
                        6/30/98                                                  $15,900,000
--------------------------------------------------------------------------------------------------------------------
                        9/30/98                                                  $17,100,000
--------------------------------------------------------------------------------------------------------------------
                        12/31/98                                                 $18,100,000
--------------------------------------------------------------------------------------------------------------------
                        3/31/99                                                  $18,800,000
                     and thereafter
====================================================================================================================

                  (b) Section 8.2 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                           "8.2 EBITDA.  The Borrower shall maintain  EBITDA for
the immediately preceding four fiscal quarters calculated as of the last day of each such quarter of not less than the amount set forth below:

==================================================================================================================
                      Quarter-Ended                                               Amount
------------------------------------------------------------------------------------------------------------------
                         6/30/96                                                $6,100,000
------------------------------------------------------------------------------------------------------------------
                         9/30/96                                                $6,900,000
------------------------------------------------------------------------------------------------------------------
                        12/31/96                                                $6,400,000
------------------------------------------------------------------------------------------------------------------
                         3/31/97                                                $6,900,000
------------------------------------------------------------------------------------------------------------------
                         6/30/97                                                $7,200,000
------------------------------------------------------------------------------------------------------------------
                         9/30/97                                                $7,500,000
------------------------------------------------------------------------------------------------------------------
                        12/31/97                                                $9,000,000
------------------------------------------------------------------------------------------------------------------
                         3/31/98                                                $10,200,000
------------------------------------------------------------------------------------------------------------------
                         6/30/98                                                $10,800,000
------------------------------------------------------------------------------------------------------------------
                         9/30/98                                                $11,300,000
------------------------------------------------------------------------------------------------------------------
                        12/31/98                                                $11,900,000
------------------------------------------------------------------------------------------------------------------
                 3/31/99 and thereafter                                         $12,500,000
==================================================================================================================

                  (c) Section 8.3 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                           "8.3 Fixed Charge Coverage Ratio.  The Borrower shall
maintain for the quarter ended June 30, 1996, for the two quarters ended September 30, 1996, for the three quarters ended December 31, 1996, and thereafter for the immediately preceding four fiscal quarters a ratio of EBITDA to Consolidated Fixed Charges of not less than the ratio set forth below, in each case calculated as of the end of each such quarter:

====================================================================================================================
                  Four Quarters Ended                                               Ratio
--------------------------------------------------------------------------------------------------------------------
                        6/30/96                                                   1.15:1.0
--------------------------------------------------------------------------------------------------------------------
                        9/30/96                                                   1.25:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/96                                                  1.10:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/97                                                    1.0:1.0
--------------------------------------------------------------------------------------------------------------------
                        6/30/97                                                    1.0:1.0
--------------------------------------------------------------------------------------------------------------------
                        9/30/97                                                    1.0:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/97                                                  1.20:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/98                                                   1.30:1.0
--------------------------------------------------------------------------------------------------------------------
                        6/30/98                                                   1.35:1.0
                     and thereafter
====================================================================================================================

                  (d) Section 8.4 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                           "8.4  Interest  Coverage  Ratio.  The Borrower  shall
maintain for the immediately preceding four fiscal quarters a ratio of (a) EBITDA to (b) Interest Expense of not less than the ratio set forth below, in each case calculated as of the end of each such quarter:

====================================================================================================================
                  Four Quarters Ended                                               Ratio
--------------------------------------------------------------------------------------------------------------------
                        6/30/96                                                   1.65:1.0
--------------------------------------------------------------------------------------------------------------------
                        9/30/96                                                   1.75:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/96                                                  1.60:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/97                                                   1.60:1.0
--------------------------------------------------------------------------------------------------------------------
                        6/30/97                                                   1.60:1.0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                        9/30/97                                                   1.60:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/97                                                  1.90:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/98                                                   2.20:1.0
--------------------------------------------------------------------------------------------------------------------
                        6/30/98                                                   2.30:1.0
--------------------------------------------------------------------------------------------------------------------
                        9/30/98                                                   2.40:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/98                                                  2.50:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/99                                                   2.60:1.0
                     and thereafter
====================================================================================================================

                  (e) Section 8.6 of the Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                           "8.6 Debt Ratio.  The Borrower shall maintain for the
four immediately preceding fiscal quarters, calculated as of the end of each such quarter, a ratio of Funded Debt to EBITDA of not more than the ratio set forth below:

====================================================================================================================
                  Four Quarters Ended                                               Ratio
--------------------------------------------------------------------------------------------------------------------
                        6/30/96                                                   5.95:1.0
--------------------------------------------------------------------------------------------------------------------
                        9/30/96                                                   5.50:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/96                                                  6.30:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/97                                                    6.0:1.0
--------------------------------------------------------------------------------------------------------------------
                        6/30/97                                                    6.0:1.0
--------------------------------------------------------------------------------------------------------------------
                        9/30/97                                                    6.0:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/97                                                  5.50:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/98                                                   4.35:1.0
--------------------------------------------------------------------------------------------------------------------
                        6/30/98                                                   4.25:1.0
--------------------------------------------------------------------------------------------------------------------
                        9/30/98                                                   4.15:1.0
--------------------------------------------------------------------------------------------------------------------
                        12/31/98                                                  3.95:1.0
--------------------------------------------------------------------------------------------------------------------
                        3/31/99                                                   3.70:1.0
                     and thereafter
====================================================================================================================

                  (f) Section 8.8 of the Agreement is hereby amended by deleting such Sections in its entirety and replacing it with the following:

                  "8.8 Capital Expenditures. The Borrower shall not make payments for Capital Expenditures (net of sales of Eligible Container Fleet Inventory) in excess of the following amounts per fiscal year; provided, that Borrower may carry forward and add to the next year's limitation amount (but not beyond such next year) the unused portion of the limitation on Capital Expenditures for the prior year, up to a maximum of one-half (1/2) of the prior year's limitation amount; and provided, further, that the amount set forth in this Section 8.8 as an annual limit to Capital Expenditures shall be increased, for a year in which Borrower effects any sale of equity securities of Borrower, by an amount equal to three hundred percent of the net proceeds received by Borrower from any such sale of equity securities of Borrower. The Borrower shall not make any Capital Expenditures that are not directly related to the business conducted on the Closing Date by the Borrower.

===================================================================================================================
         Fiscal Year                    Capital Expenditures             Capital Expenditures For Plant,
         Ended                                                           Property and Equipment Only
                                                                         (i.e., Excluding Container Fleet
                                                                         Inventory Held For Sale)
-------------------------------------------------------------------------------------------------------------------
          12/31/96                           $11,700,000                                $3,650,000
-------------------------------------------------------------------------------------------------------------------
          12/31/97                           $12,800,000                                $4,100,000
-------------------------------------------------------------------------------------------------------------------
          12/31/98                           $11,600,000                                $2,800,000
-------------------------------------------------------------------------------------------------------------------
          12/31/99                           $10,900,000                                $2,600,000
       and thereafter
===================================================================================================================

         3. Conditions Precedent. The effectiveness of this Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

                  (a) BTCC shall have received this Amendment duly executed by Borrower and Majority Lenders; and

                  (b) BTCC shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Amendment.

         4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

         5. Reaffirmation of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.

                                        MOBILE MINI, INC.,
                                        a Delaware corporation


                                        By: /s/ Larry Trachtenberg
                                           -------------------------------------
                                                 Larry Trachtenberg,
                                                 Chief Financial Officer


                                        BT COMMERCIAL CORPORATION,
                                        a Delaware corporation,
                                        individually and as Agent


                                        By: /s/
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                        DEUTSCHE FINANCIAL SERVICES
                                        CORPORATION


                                        By: /s/
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                              CONSENT OF GUARANTORS


         Each of the undersigned, as a guarantor of the obligations of MOBILE MINI, INC., a Delaware corporation ("Borrower"), arising out of that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996 (as amended, the "Agreement"), among BT Commercial Corporation, a Delaware corporation ("Agent") and the lenders party thereto ("Lenders"), on the one hand, and Borrower, on the other, hereby acknowledges receipt of a copy of that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, among Agent, Lenders and Borrower, consents to the terms contained therein, and agrees that the Continuing Guaranty executed by each of the undersigned shall remain in full force and effect as a continuing guaranty of the obligations of Borrower owing to Agent and Lenders under the Agreement.

         Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Agreement, the Guaranty or any other agreement between us to so notify us or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed by their respective authorized officers as of March 24, 1997.

                                        MOBILE MINI I, INC.,
                                        an Arizona corporation


                                        By  /s/
                                           -------------------------------------

                                        Title
                                             -----------------------------------


                                        DELIVERY DESIGN SYSTEMS, INC.,
                                        an Arizona corporation


                                        By  /s/
                                           -------------------------------------

                                        Title
                                             -----------------------------------
                                       7